EXHIBIT 32.1
Noble Corporation, a Cayman Islands company
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Noble Corporation, a Cayman Islands company (the “Company”) on Form 10-K for the period ended December 31, 2021, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Robert W. Eifler, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 17, 2022	/s/ Robert W. Eifler
Robert W. Eifler
President and Chief Executive Officer (Principal Executive Officer) of Noble Corporation, a Cayman Islands company